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           Supplement dated May 7, 1999 to the Loomis Sayles Funds'
                 Equity Funds Prospectuses dated January 1, 1999

Effective May 7, 1999, the name of the Loomis Sayles Mid-Cap Growth Fund is changed to the Loomis Sayles Aggressive Growth Fund.

Christopher R. Ely, Philip C. Fine and David L. Smith, Vice Presidents of the Trust and of Loomis Sayles, serve as portfolio managers of the Fund. Prior to joining Loomis Sayles in 1996, Messrs. Ely, Fine and Smith were Vice Presidents and Portfolio Managers of Keystone Investment Management Company, Inc.

The first sentence of the second paragraph of the prospectus captioned "Loomis Sayles Mid-Cap Growth Fund" in the section captioned "Investment Objectives and Policies" is revised to state:

        The Fund generally expects to invest most of its assets in equity securities of companies with a market capitalization that falls within the capitalization range of companies included in the Russell Mid-Cap Growth Index.